UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   January 17, 2012

Altair Nanotechnologies Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(801) 858-3750

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]      Written  communications  pursuant to Rule 425 under the  Securities Act  (17 CFR 230.425)

[ ]      Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the  Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the  Exchange Act (17 CFR 240.13e-4( c)

TABLE OF CONTENTS

Item 1.01	Entry into Material Definitive Agreement	3

SIGNATURES		4

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Item 1.01	Entry into Material Definitive Agreement

On January 17, 2012, Altairnano, Inc. (the "Company") and Inversiones Energeticas S.A. de C.V. (“INE”) entered into a further extension to May 2, 2012 of an automatic termination provision of the contract originally dated February 9, 2011 between the Company and INE as previously extended (as amended, the “Contract”) in the amount of $17,967,985 for the provision of a ten megawatt ALTI-ESS advanced battery system in El Salvador. Consistent with the Contract, the extension permits INE to continue to seek regulatory approval.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: January 19, 2012	By:	/s/ Thomas Kieffer
Thomas Kieffer, Vice President

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